Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

VERIGY BOARD OF DIRECTORS DETERMINES THAT ADVANTEST

PROPOSAL IS SUPERIOR TO LTX-CREDENCE MERGER

CUPERTINO, Calif., March 21, 2011 – Verigy Ltd. (NASDAQ) today announced that its Board of Directors, after consultation with its independent financial and legal advisors, has unanimously determined that a proposal from Advantest Corporation (NYSE: ATE) to acquire all of the outstanding Verigy ordinary shares for $15.00 per share in cash (“the Advantest proposal”), on the terms and conditions set forth in a definitive implementation agreement proposed by Advantest, constitutes a “Superior Offer” within the meaning of the definitive merger agreement between Verigy and LTX-Credence Corporation (NASDAQ: LTXC) previously announced on November 18, 2010.

Verigy has notified LTX-Credence that the Verigy board of directors intends to withdraw its recommendation in favor of the pending merger transaction between Verigy and LTX-Credence and intends to recommend that Verigy stockholders vote against the issuance of Verigy ordinary shares in connection with the proposed merger with LTX-Credence. In accordance with the terms of the LTX-Credence merger agreement, LTX-Credence has until the close of business on March 25, 2011 to deliver a proposal to Verigy that would cause the Advantest proposal to cease to constitute a “Superior Offer.”

There is no assurance that the proposed transaction with Advantest will be completed. Verigy does not have a unilateral right to terminate the LTX-Credence merger agreement in order to accept the Advantest proposal and enter into a definitive agreement with Advantest, even if LTX-Credence declines to make a proposal on or prior to the close of business on March 25, 2011 and the Verigy board thereafter formally withdraws its recommendation in favor of the proposed merger transaction between Verigy and LTX-Credence.

Morgan Stanley is acting as financial advisor to Verigy. Wilson Sonsini Goodrich & Rosati is acting as Verigy’s U.S. legal counsel and Allen & Gledhill is acting as Verigy’s Singapore counsel.

About Verigy

Verigy provides advanced semiconductor test systems and solutions used by leading companies worldwide in design validation, characterization, and high-volume manufacturing test. Verigy offers scalable platforms for a wide range of system-on-chip (SOC) test solutions, and memory test solutions for Flash, DRAM including high-speed memories, as well as multi-chip packages (MCP). Verigy also provides advanced analysis tools that accelerate design debug and yield ramp processes. Additional information about Verigy can be found at www.verigy.com.

Additional Information and Where You Can Find It

In connection with the LTX-Credence merger agreement, Verigy filed a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus. If the merger agreement between Verigy and LTX-Credence is not terminated, a definitive joint proxy statement/prospectus will be mailed to the shareholders of Verigy and LTX-Credence, if and when it is declared effective by the SEC. Investors and shareholders of Verigy and LTX-Credence are urged to read the registration statement and the preliminary joint proxy statement/prospectus, which has not been declared effective by the SEC, and the definitive joint proxy statement / prospectus, when and if it is declared effective by the SEC, because it contains important information about Verigy, LTX-Credence and the proposed transaction. The registration statement and the preliminary joint proxy statement/prospectus, which has not been declared effective by the SEC, and the definitive joint proxy statement / prospectus, when and if it is declared effective by the SEC , and any other documents filed by Verigy or LTX-Credence with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Verigy and LTX-Credence by contacting, respectively, Verigy Investor Relations by e-mail at judy.davies@verigy.com or by telephone at 1-408-864-7549 or by contacting LTX-Credence Investor Relations by e-mail at rich_yerganian@ltxc.com or by telephone at 1-781-467-5063. If the proposed merger transaction with LTX-Credence moves forward, investors and security holders are urged to read the registration statement, the preliminary joint proxy statement/prospectus, which has not been declared effective by the SEC, the definitive joint proxy statement / prospectus, when and if it is declared effective by the SEC, and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger transaction with LTX-Credence. Verigy, LTX-Credence and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their shareholders in favor of the proposed transaction. Information about the directors and executive officers of Verigy and LTX-Credence and their respective interests in the proposed transaction is available in the preliminary joint proxy statement/prospectus, which has not been declared effective by the SEC, and in the definitive joint proxy statement / prospectus, when and if it is declared effective by the SEC. Additional information regarding the Verigy directors and executive officers is also included in Verigy’s Annual Report on Form 10-K and its amended Annual Report on Form 10-K/A, which was filed with the SEC on February 25, 2011. As of February 14, 2011, Verigy’s directors and executive officers beneficially owned approximately 1,988,016 shares, or 3.3 percent, of Verigy’s ordinary shares. Additional information regarding the LTX-Credence directors and executive officers is also included in LTX-Credence’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on November 8, 2010. As of September 30, 2010, LTX-Credence’s directors and executive officers beneficially owned approximately 1,940,204 shares, or 3.9 percent, of LTX-Credence’s common stock. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Verigy and LTX-Credence, respectively, at the e-mail addresses and phone numbers listed above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that may be deemed to be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on Verigy and its Board of Directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements. These statements include the Verigy Board of Directors’ intentions regarding the withdrawal of its recommendation of the proposed business combination with LTX-Credence and its intention to recommend that Verigy shareholders vote against the proposed business combination with LTX-Credence, and other statements regarding the Advantest proposal and the proposed business combination with LTX-Credence. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: the failure of Verigy and Advantest to enter into a definitive agreement or complete a transaction; actions of LTX-Credence in response to the Verigy Board of Director’s determination that the Advantest proposal constitutes a “Superior Offer,” including the delivery by LTX-Credence of a proposal that would cause the Advantest proposal to cease to be a “Superior Offer;” the impact of actions of other parties with respect to any discussions and the potential consummation of a transaction relating to the Advantest Proposal or the proposed transaction with LTX-Credence; changes in the Advantest proposal; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Verigy, Advantest and LTX-Credence generally, including those set forth in the filings of these companies with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K or Form 20-F and quarterly reports on Form 10-Q or Form 6-K, their current reports on Form 8-K and other SEC filings. Verigy, Advantest and LTX-Credence are under no obligation to (and expressly disclaim any such obligation to) update or alter any forward-looking statements as a result of developments occurring after the date of this press release.

Responsibility Statement

The Directors of Verigy (including any who may have delegated detailed supervision of this press release) have taken all reasonable care to ensure that the facts stated and all opinions expressed in this press release are fair and accurate and that no material facts have been omitted from this press release, and they jointly and severally accept responsibility accordingly.

Where any information has been extracted or reproduced from published or publicly available sources (including, without limitation, in relation to LTX-Credence), the sole responsibility of the Directors of Verigy has been to ensure through reasonable enquiries that such information is accurately extracted from such sources or, as the case may be, reflected or reproduced in this press release.

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Contacts:

Judy Davies

Vice President, Investor Relations and Marketing Communications

408-864-7549

judy.davies@verigy.com

Matt Sherman / Jamie Moser

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Arthur Crozier / Jennifer Shotwell / Scott Winter

Innisfree M&A Incorporated

212-750-5833